UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                            December 31, 2006

Black Gaming, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10777 W Twain Ave, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                                    (702) 318-6860

897 West Mesquite Boulevard, Mesquite, Nevada 89027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 3, 2007, we filed a Form 8-K for Black Gaming, LLC (the “Company”) as notice that the Company is the “successor issuer,” as provided in Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended, to each of Virgin River Casino Corporation (“VRCC”), RBG, LLC (“RBG”) and  B & B B, Inc. (“B&BB” and collectively with VRCC, RBG and B&BB, the “Issuers”).

On January 3, 2007, we filed a Form 8-K for the Issuers as notice of the holding company reorganization whereby the Issuers became direct or indirect wholly owned subsidiaries of the Company.

We incorporate the Form 8-Ks into this document by reference and hereby amend the Form 8-Ks to include the financial statements herein below.

Item 9.01.  Financial Statements and Exhibits

(a)   (4) Financial statements of businesses acquired.

The audited consolidated balance sheets of VRCC as of December 31, 2005 and 2004 and the consolidated statements of operations and comprehensive (loss) income, consolidated statements of cash flows and consolidated statements of stockholder’s (deficit) equity of VRCC for each of the three years in the period ended December 31, 2005, and the notes related thereto, are incorporated by reference to VRCC’s Form 10-K for the year ended December 31, 2005, and attached as Exhibit 99.1 hereto.

The unaudited condensed consolidated balance sheet of VRCC as of September 30, 2006 and the condensed consolidated statements of operations and cash flows of VRCC for the period ended September 30, 2006 and 2005, and the notes related thereto, are incorporated by reference to VRCC’s Form 10-Q for the period ended September 30, 2006, and attached as Exhibit 99.2 hereto.

The audited consolidated balance sheets of RBG as of December 31, 2005 and 2004 and the consolidated statements of operations and comprehensive loss, consolidated statements of cash flows and consolidated statements of members’ deficit of RBG for each of the three years in the period ended December 31, 2005, and the notes related thereto, are incorporated by reference to RBG’s Form 10-K for the year ended December 31, 2005, and attached as Exhibit 99.3 hereto.

The unaudited condensed consolidated balance sheet of RBG as of September 30, 2006 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of RBG for the period ended September 30, 2006 and 2005, and the notes related thereto, are incorporated by reference to RBG’s Form 10-Q for the period ended September 30, 2006, and attached as Exhibit 99.4 hereto.

The audited balance sheets of B&BB as of December 31, 2005 and 2004 and the statements of operations, statements of cash flows and statements of stockholder’s deficit of B&BB for each of the three years in the period ended December 31, 2005, and the notes related thereto, are incorporated by reference to B&BB’s Form 10-K for the year ended December 31, 2005, and attached as Exhibit 99.5 hereto.

The unaudited condensed balance sheets of B&BB as of September 30, 2006 and the condensed statements of operations and condensed statements of cash flows of B&BB for the period ended September 30, 2006 and 2005, and the notes related thereto, are incorporated by reference to B&BB’s Form 10-Q for the period ended September 30, 2006, and attached as Exhibit 99.6 hereto.

(b)   Pro Forma financial information (unaudited).

The following Unaudited Pro-Forma Consolidated Balance Sheet and Statements of Operations, which are based on historical financial statements, give effect to the reorganization of the Issuers as direct or indirect wholly owned subsidiaries of the Company and the addition of R. Black, Inc. (“RBI”) as a wholly owned subsidiary of VRCC, as if the reorganization occurred as of the end of the period presented in the case of the balance sheet and as of the beginning of the period presented in the case of the statement of operations.

The Unaudited Pro-Forma Consolidated Balance Sheet and Statements of Operations do not purport to indicate what the consolidated results of operations of VRCC, B&BB and RBI would have been had the reorganization occurred as of the beginning of the periods presented or the results of operations that may be obtained in the future. The pro forma adjustments described in the accompanying notes are based on estimates derived from information currently available.

The Unaudited Pro-Forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the consolidated financial statements and related notes of VRCC, RBG and financial statements of B&BB contained in the Issuers’ Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the period ended September 30, 2006.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2006
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated
Assets
Current assets:
Cash and cash equivalents	$—	$6,668	$4,890	$—		$11,558
Accounts receivable, net of allowance	—	1,904	258	—		2,162
Related company receivables	—	5,188	5,637	(10,825	)(a)	—
Related party receivables	—	281	—	—		281
Inventories	—	1,593	443	—		2,036
Property held for vacation interval sales	—	352	—	—		352
Prepaid expenses	—	3,408	1,370	—		4,778
Current portion of notes receivable	—	191	—	—		191
Total current assets	—	19,585	12,598	(10,825)		21,358
Property and equipment, net	—	119,799	10,558	—		130,357
Notes receivable, less current portion	—	1,151	—	—		1,151
Goodwill and other intangible assets,net	—	29,573	10,588	—		40,161
Deferred Financing Fees	—	7,272	987	—		8,259
Other assets	—	1,486	64	—		1,550
Total assets	$—	$178,866	$34,795	$(10,825)		$202,836
Liabilities and Stockholders’ (Deficit) Equity
Current liabilities:
Current portion of long-term debt	$—	$40	$—	$—		$40
Current portion of gaming equipment financing	—	2,989	1,877	—		4,866
Accounts payable	—	2,301	882	—		3,183
Related company payables	—	5,664	5,161	(10,825	)(a)	—
Accrued liabilities	—	13,120	5,862	(2,400	)(b)	16,582
Total current liabilities	—	24,114	13,782	(13,225)		24,671
Long-term debt, less current portion	—	174,737	174,737	(174,737	)(b)	174,737
Gaming equipment financing, non-current	—	1,214	766	—		1,980
Commitments and contingencies
Minority interest	—	16,661	—	(16,661	)(c)	—
Stockholder’s and Member’s equity:
Common stock, no par value; authorized 2,500 shares, 100 shares issued and 88 shares outstanding	—	—	—	—		—
Treasury stock, at cost	—	—	(700)	700	(d)	—
Additional paid-in capital	—	3,168	—	(3,168	)(d)	—
Member’s Equity	—	—	—	—		—
Accumulated (deficit) retained earnings	—	(20,025)	2,344	19,129	(c)(d)	1,448
Deemed distribution	—	(21,003)	(156,134)	177,137	(b)	—
Total stockholder’s and member’s equity	—	(37,860)	(154,490)	193,798		1,448
Total liabilities and stockholders’ (deficit) equity	$—	$178,866	$34,795	$(10,825)		$202,836

The accompanying notes are an integral part of this Unaudited Pro-forma Consolidated Balance Sheet.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2006
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated
REVENUES:
Casino	$—	$51,256	$27,660	$—		$78,916
Food and beverage	—	23,629	9,026	—		32,655
Hotel	—	18,998	7,437	—		26,435
Related company rental income	—	4,725	—	(4,725	)(e)	—
Other	—	13,777	2,136	—		15,913
	—	112,385	46,259	(4,725)		153,919
Less — Promotional allowances	—	(19,520)	(6,894)	—		(26,414)

Net revenues	—	92,865	39,365	(4,725)		127,505

OPERATING EXPENSES:
Casino	—	25,078	10,691	—		35,769
Food and beverage	—	13,529	5,968	—		19,497
Hotel	—	3,892	1,687	—		5,579
Other	—	8,565	1,054	—		9,619
Related party rent expense	—	—	4,725	(4,725	)(e)	—
General and administrative	—	26,390	10,127	—		36,517
Depreciation and amortization	—	9,419	3,684	—		13,103
(Gain) loss on disposal of assets	—	248	(16)	—		232
	—	87,121	37,920	(4,725)		120,316
Operating income	—	5,744	1,445	—		7,189

OTHER INCOME (EXPENSE):
Change in fair value of swap	—	195	—	—		195
Interest expense	—	(13,177)	(1,714)	—		(14,891)
Return on Investment with MDW, LLC	—	484	—	—		484

Loss before minority interest	$—	$(6,754)	$(269)	$—		$(7,023)

The accompanying notes are an integral part of these Unaudited Pro-forma Consolidated Statements of Operations.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated

REVENUES:
Casino	$—	$45,861	$25,935	$—		$71,796
Food and beverage	—	22,994	8,752	—		31,746
Hotel	—	15,643	6,481	—		22,124
Related company rental income	—	4,725	—	(4,725	)(e)	—
Other	—	13,924	2,059	—		15,983
	—	103,147	43,227	(4,725)		141,649
Less—Promotional allowances	—	(13,986)	(5,547)	—		(19,533)

Net revenues	—	89,161	37,680	(4,725)		122,116

OPERATING EXPENSES:
Casino	—	22,729	10,884	—		33,613
Food and beverage	—	14,413	5,515	—		19,928
Hotel	—	5,352	2,233	—		7,585
Other	—	9,110	1,052	—		10,162
Related party rent expense	—	—	4,725	(4,725	)(e)	—
General and administrative	—	23,361	9,273	—		32,634
Depreciation and amortization	—	7,270	1,988	—		9,258
(Gain) loss on disposal of assets	—	729	(43)	—		686
	—	82,964	35,627	(4,725)		113,866
Operating income	—	6,197	2,053	—		8,250

OTHER INCOME (EXPENSE):
Change in fair value of swap	—	1,102	—	—		1,102
Interest expense	—	(13,287)	(1,752)	—		(15,039)
Return on Investment with MDW, LLC	—	(288)	—	—		(288)

(Loss) income before minority interest	$—	$(6,276)	$301	$—		$(5,975)

The accompanying notes are an integral part of these Unaudited Pro-forma Consolidated Statements of Operations.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2005
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated
Assets

Current assets:
Cash and cash equivalents	$—	$9,421	$6,211	$—		$15,632
Accounts receivable, net of allowance	—	1,241	155	—		1,396
Related company receivables	—	395	122	(517	)(a)	—
Related party receivables	—	95	—	—		95
Inventories	—	1,652	392	—		2,044
Property held for vacation interval sales	—	392	—	—		392
Prepaid expenses	—	3,194	1,361	—		4,555
Current portion of notes receivable	—	303	—	—		303
Total current assets	—	16,693	8,241	(517)		24,417

Property and equipment, net	—	123,092	11,155	—		134,247

Notes receivable, less current portion	—	1,821	—	—		1,821

Goodwill and other intangible assets, net	—	31,193	11,568	—		42,761

Deferred Financing Fees	—	8,337	1,129	—		9,466

Other assets	—	217	15	—		232

Total assets	$—	$181,353	$32,108	$(517)		$212,944

Liabilities and Stockholders' (Deficit) Equity

Current liabilities:
Current portion of long-term debt	$—	$614	$174	$—		$788
Current portion of gaming equipment financing	—	2,528	1,647	—		4,175
Bank overdraft	—	548	—	—		548
Accounts payable	—	2,784	843	—		3,627
Related company payables	—	99	418	(517	)(a)	—
Accrued liabilities	—	15,041	10,245	(6,667	)(b)	18,619
Total current liabilities	—	21,614	13,327	(7,184)		27,757

Long-term debt, less current portion	—	172,333	172,333	(172,333	)(b)	172,333

Gaming equipment financing, non-current	—	3,306	2,063	—		5,369
Commitments and contingencies
Minority interest	—	16,414	—	(16,414	)(c)	—
Fair value of interest rate swaps	—	195	195	(195	)(b)	195
Stockholder's and Member's equity:
Common stock, no par value; authorized 2,500 shares, 100 shares issued and 88 shares outstanding	—	—	—	—		—
Treasury stock, at cost	—	—	(700)	700	(d)	—
Additional paid-in capital	—	3,168	—	(3,168	)(d)	—
Member's Equity	—	—	—	—		—
Accumulated (deficit) retained earnings	—	(14,205)	2,613	18,882	(c)(d)	7,290
Deemed distribution	—	(21,472)	(157,723)	179,195	(b)	—
Total stockholder's and member's equity	—	(32,509)	(155,810)	195,609		7,290
Total liabilities and stockholders' (deficit) equity	$—	$181,353	$32,108	$(517)		$212,944

The accompanying notes are an integral part of this Unaudited Pro-forma Consolidated Balance Sheet.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2004
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated

Assets

Current assets:
Cash and cash equivalents	$—	$11,114	$5,918	$—		$17,032
Accounts receivable, net of allowance	—	809	255	—		1,064
Related company receivables	—	1,250	758	(2,008	)(a)	—
Related party receivables	—	213	—	—		213
Inventories	—	1,680	397	—		2,077
Property held for vacation interval sales	—	461	—	—		461
Prepaid expenses	—	2,911	1,207	—		4,118
Current portion of notes receivable	—	414	—	—		414
Total current assets	—	18,852	8,535	(2,008)		25,379

Property and equipment, net	—	114,142	5,242	—		119,384

Notes receivable, less current portion	—	2,487	—	—		2,487

Goodwill and other intangible assets,net	—	34,084	13,453	—		47,537

Deferred Financing Fees	—	9,173	1,244	—		10,417

Other assets	—	413	12	—		425

Total assets	$—	$179,151	$28,486	$(2,008)		$205,629

Liabilities and Stockholders' (Deficit) Equity

Current liabilities:
Current portion of long-term debt	$—	$1,353	$189	$—		$1,542
Current portion of gaming equipment financing	—	582	280	—		862
Current portion of obligation under capital lease	—	18	—	—		18
Bank overdraft	—	1,480	—	—		1,480
Accounts payable	—	3,271	934	—		4,205
Related company payables	—	758	1,250	(2,008	)(a)	—
Accrued liabilities	—	9,297	3,505	(339	)(b)	12,463
Total current liabilities	—	16,759	6,158	(2,347)		20,570

Long-term debt, less current portion	—	165,588	165,242	(165,068	)(b)	165,762

Gaming equipment financing, non-current	—	189	191	—		380

Commitments and contingencies

Minority interest	—	16,040	—	(16,040	)(c)	—

Fair value of interest rate swaps	—	1,493	1,493	(1,493	)(b)	1,493

Stockholder's and Member's equity:
Common stock, no par value; authorized 2,500 shares, 100 shares issued and 88 shares outstanding	—	—	—	—		—
Treasury stock, at cost	—	—	(700)	700	(d)	—
Additional paid-in capital	—	3,168	—	(3,168	)(d)	—
Member's Equity	—	—	—	—		—
Accumulated (deficit) retained earnings	—	(3,414)	2,330	18,508	(c)(d)	17,424
Deemed distribution	—	(20,672)	(146,228)	166,900	(b)	—
Total stockholder's and member's equity	—	(20,918)	(144,598)	182,940		17,424
Total liabilities and stockholders' (deficit) equity	$—	$179,151	$28,486	$(2,008)		$205,629

The accompanying notes are an integral part of this Unaudited Pro-forma Consolidated Balance Sheet.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated
REVENUES:
Casino	$—	$62,394	$34,809	$—		$97,203
Food and beverage	—	30,350	11,713	—		42,063
Hotel	—	20,865	8,469	—		29,334
Related company rental income	—	6,300	—	(6,300	)(e)	—
Other	—	17,995	2,789	—		20,784
	—	137,904	57,780	(6,300)		189,384
Less—Promotional allowances	—	(19,323)	(7,308)	—		(26,631)

Net revenues	—	118,581	50,472	(6,300)		162,753

OPERATING EXPENSES:
Casino	—	30,688	14,377	—		45,065
Food and beverage	—	18,917	7,455	—		26,372
Hotel	—	6,333	2,506	—		8,839
Other	—	13,711	1,424	—		15,135
Related party rent expense	—	—	6,300	(6,300	)(e)	—
General and administrative	—	31,110	13,131	—		44,241
Depreciation and amortization	—	9,827	2,712	—		12,539
(Gain) loss on disposal of assets	—	772	(43)	—		729
	—	111,358	47,862	(6,300)		152,920
Operating income	—	7,223	2,610	—		9,833

OTHER INCOME (EXPENSE):
Change in fair value of swap	—	1,298	—	—		1,298
Interest expense	—	(18,060)	(2,327)	—		(20,387)
Return on Investment with MDW, LLC	—	906	—	—		906

(Loss) income before minority interest	$—	$(8,633)	$283	$—		$(8,350)

The accompanying notes are an integral part of these Unaudited Pro-forma Consolidated Statements of Operations.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated

REVENUES:
Casino	$—	$57,753	$32,145	$—		$89,898
Food and beverage	—	30,509	11,427	—		41,936
Hotel	—	19,256	7,636	—		26,892
Related company rental income	—	6,300	—	(6,300	)(e)	—
Other	—	20,106	2,814	—		22,920
	—	133,924	54,022	(6,300)		181,646
Less—Promotional allowances	—	(17,224)	(7,161)	—		(24,385)

Net revenues	—	116,700	46,861	(6,300)		157,261

OPERATING EXPENSES:
Casino	—	28,809	13,972	—		42,781
Food and beverage	—	19,013	6,977	—		25,990
Hotel	—	7,200	2,860	—		10,060
Other	—	14,436	1,476	—		15,912
Related party rent expense	—	—	6,300	(6,300	)(e)	—
General and administrative	—	29,004	12,151	—		41,155
Depreciation and amortization	—	7,115	1,396	—		8,511
(Gain) loss on disposal of assets	—	55	(114)	—		(59)
	—	105,632	45,018	(6,300)		144,350
Operating income	—	11,068	1,843	—		12,911

OTHER INCOME (EXPENSE):
Change in fair value of swap	—	(1,493)	—	—		(1,493)
Early termination of capital lease	—	1,279	—	—		1,279
Early retirment of debt	—	(596)	—	—		(596)
Interest expense	—	(7,495)	(92)	—		(7,587)
Related party interest income (expense)	—	(94)	94	—		—

Income before minority interest	$—	$2,669	$1,845	$—		$4,514

The accompanying notes are an integral part of these Unaudited Pro-forma Consolidated Statements of Operations.

Black Gaming, LLC

UNAUDITED PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(in thousands)

	Black Gaming, LLC	Virgin River Casino Corp.	B & B B, Inc.	Pro-forma Adjustments		Pro-forma Consolidated

REVENUES:
Casino	$—	$54,201	$29,678	$—		$83,879
Food and beverage	—	28,293	10,488	—		38,781
Hotel	—	18,254	7,182	—		25,436
Related company rental income	—	6,300	—	(6,300	)(e)	—
Other	—	19,245	2,748	—		21,993
	—	126,293	50,096	(6,300)		170,089
Less—Promotional allowances	—	(17,424)	(6,570)	—		(23,994)

Net revenues	—	108,869	43,526	(6,300)		146,095

OPERATING EXPENSES:
Casino	—	28,005	13,284	—		41,289
Food and beverage	—	18,026	6,882	—		24,908
Hotel	—	6,875	2,715	—		9,590
Other	—	13,384	1,444	—		14,828
Related party rent expense	—	—	6,300	(6,300	)(e)	—
General and administrative	—	25,260	11,309	—		36,569
Depreciation and amortization	—	7,142	1,650	—		8,792
(Gain) loss on disposal of assets	—	191	(3)	—		188
	—	98,883	43,581	(6,300)		136,164
Operating income	—	9,986	(55)	—		9,931

OTHER INCOME (EXPENSE):
Change in fair value of swap	—	—	—	—		—
Early termination of capital lease	—	—	—	—		—
Early retirment of debt	—	—	—	—		—
Interest expense	—	(7,801)	(52)	—		(7,853)
Related party interest income (expense)	—	(76)	76	—		—

Income (loss) before minority interest	$—	$2,109	$(31)	$—		$2,078

The accompanying notes are an integral part of these Unaudited Pro-forma Consolidated Statements of Operations.

Black Gaming, LLC

NOTES TO UNAUDITED PRO-FORMA COMBINED BALANCE SHEET AND STATEMENTS OF OPERATIONS

The following is a summary of the significant assumptions and adjustments used in preparing the Unaudited Pro-Forma Consolidated Balance Sheet and Statements of Operations for each of the nine month periods ended September 30, 2006 and 2005 and each of the periods ended Decenber 31, 2005, 2004 and 2003 and as of September 30, 2006, December 31, 2005 and 2004.

(a)          Represents the elimination of related company receivables and payables.

(b)         Represents the elimination of accrued interest, debt and deemed distribution associated with the Senior and Senior Subordinated Notes previously reflected on each Issuers financial statements.

(c)          Represents the elimination of minority interest in RBG, LLC.

(d)         Represents the elimination of subsidiary equity balances in consolidation.

(e)          Represents the elimination of related company rental income and rent expense.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit	Name
Exhibit 99.1

The audited consolidated balance sheets of VRCC as of December 31, 2005 and 2004 and the consolidated statements of operations and comprehensive (loss) income, consolidated statements of cash flows and consolidated statements of stockholder’s (deficit) equity of VRCC for each of the three years in the period ended December 31, 2005, and the notes related thereto

Exhibit 99.2

The unaudited condensed consolidated balance sheet of VRCC as of September 30, 2006 and the condensed consolidated statements of operations and cash flows of VRCC for the period ended September 30, 2006 and 2005, and the notes related thereto

Exhibit 99.3

The audited consolidated balance sheets of RBG as of December 31, 2005 and 2004 and the consolidated statements of operations and comprehensive loss, consolidated statements of cash flows and consolidated statements of members’ deficit of RBG for each of the three years in the period ended December 31, 2005, and the notes related thereto

Exhibit 99.4

The unaudited condensed consolidated balance sheet of RBG as of September 30, 2006 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of RBG for the period ended September 30, 2006 and 2005, and the notes related thereto

Exhibit 99.5

The audited balance sheets of B&BB as of December 31, 2005 and 2004 and the statements of operations, statements of cash flows and statements of stockholder’s deficit of B&BB for each of the three years in the period ended December 31, 2005, and the notes related thereto

Exhibit 99.6

The unaudited condensed balance sheets of B&BB as of September 30, 2006 and the condensed statements of operations and condensed statements of cash flows of B&BB for the period ended September 30, 2006 and 2005, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: March 14, 2007
	By:	/s/ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer